Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Defined Wealth Shield ETF

(the “Fund”)

Supplement to the Fund’s Prospectus
Dated February 27, 2026, As Supplemented to Date

October 1, 2026

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund over an approximately three-month period (the “Outcome Period”). The Fund also seeks to provide investors that hold Fund shares with a buffer (the “Buffer”) against the Underlying ETF’s losses during the Outcome Period. The prior Outcome Period ended on September 30, 2026, and the Fund has commenced a new Outcome Period that began on October 1, 2026, and will end on December 31, 2026. An investment in the Fund over the course of the Outcome Period will be subject to the Cap and Buffer set forth in the table below.

Fund	Ticker	Cap	Buffer	Investment Objective
Innovator Defined Wealth Shield ETF	BALT	Gross: 2.42% Net: 2.24%*	20% (19.82% after taking into account the Fund’s unitary management fee)	The Fund seeks capital appreciation with a measure of downside protection by providing investors with returns that match the return of the Underlying ETF, up to the upside cap of 2.42% (prior to taking into account management fees and other Fund operating expenses) while seeking to provide a buffer against the first 20% (prior to taking into account management fees and other Fund operating expenses) of Underlying ETF losses, over the period from October 1, 2026 to December 31, 2026.

* Takes into account the Fund’s unitary management fee for the Outcome Period.

In connection with the onset of the new Outcome Period, the Fund’s prospectus is amended as set forth below:

1.	The Fund’s investment objective is deleted in its entirety and replaced with the investment objective set forth in the table above.

2.	All references to the dates associated with the prior Outcome Period are deleted in their entirety and replaced with references to the new Outcome Period: October 1, 2026 to December 31, 2026.

3.	All references to the Cap and Buffer for the prior Outcome Period are deleted in their entirety and replaced with the corresponding Cap and Buffer set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference

FNINNBALTSTK 09-26